UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2021

MATTERPORT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39790	85-1695048
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

352 East Java Drive

Sunnyvale, CA 94089

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 641-2241

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	MTTR	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	MTTRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2021, Brandt Kucharski, Chief Accounting Officer of Matterport, Inc. (the “Company”), informed the Company of his intention to resign for personal reasons from his position effective as of October 12, 2021. Mr. Kucharski’s resignation is not as a result of any disagreement with the Company relating to its operations, policies or practices.

Mr. James D. Fay, the Company’s Chief Financial Officer, will serve as the Company’s interim Chief Accounting Officer, effective as of October 12, 2021 and continuing until such time as a replacement Chief Accounting Officer is appointed.

Mr. Fay, age 48, has served as the Company’s Chief Financial Officer since July 22, 2021, the closing date of the previously announced business combination transaction (the “Business Combination”) between the Company (previously known as Gores Holdings IV, Inc.) and Matterport Operating, LLC (formerly known as Matterport, Inc.), and previously served as Chief Financial Officer of Matterport Operating, LLC since September 2017. Mr. Fay will continue to serve as the Company’s Chief Financial Officer while serving as interim Chief Accounting Officer.

Mr. Fay will not receive any additional compensation for assuming the role of interim Chief Accounting Officer, and no changes have been made to any plans or arrangements in which Mr. Fay participates as a result of this appointment.

There are no family relationships between Mr. Fay and any director or executive officer of the Company, and there are no transactions between the Company and Mr. Fay that would require disclosure under Item 404(a) of Regulation S-K other than those previously disclosed in the Company’s Current Report on Form 8-K, dated July 28, 2021, as amended, and proxy statement/prospectus dated June 21, 2021 related to the Business Combination.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matterport, Inc.

Date: October 1, 2021	By:	/s/ James D. Fay
	Name:	James D. Fay
	Title:	Chief Financial Officer